Acquisition of Clear RF LLC	6 Months Ended
Jun. 30, 2022
Disclosure Of Deferred Acquisition Costs Arising From Insurance Contracts Text Block Abstract
ACQUISITION OF CLEAR RF LLC
4.	ACQUISITION OF CLEAR RF LLC

On March 31, 2021, the Company acquired all of the issued and outstanding units of Clear RF LLC (“ClearRF”). In consideration, the Company paid cash of $155,015 and issued 23,949 common shares at a value of $194,985.

As a further consideration, the Company made the additional following payments:

a)	On March 31, 2022, pay $155,015 in cash and;

b)	On March 31, 2022, issue common shares of the Company valued at $190,095.

No further incentives were earned by the vendors other than the amounts outlined in (a) and (b) above.

This transaction qualifies as a business combination and was accounted for using the acquisition method of accounting. To account for the transaction, the Company has determined the fair value of the assets and liabilities of ClearRF at the date of the acquisition and a purchase price allocation. These fair value assessments require management to make significant estimates and assumptions as well as apply judgment in selecting the appropriate valuation techniques.

The acquisition of ClearRF is consistent with the Company’s corporate growth strategy to continue to acquire innovative patented products in the cellular booster market. The Company plans to leverage ClearRF’s machine-to-machine booster technology in order to build relationships and facilitate sales of the cellular booster suite of products.

The aggregate amount of the total acquisition consideration is $700,000, comprised as follows:

Consideration	Note	Fair Value
Cash		$155,015
Fair value of 23,949 shares at $8.14 per share	(i)	194,985
Future purchase consideration	(ii)	350,000
Total Consideration		$700,000

(i)	The fair value of the shares issued was determined by multiplying the number shares issued by the share price of the Company on March 31, 2021.
(ii)	Future consideration represents the expected future payments of cash and common shares. Since the balance of the shares and the cash is due within one year, the Company did not discount the future purchase consideration for the time value of money. This future consideration obligation was fully paid on March 30, 2022.

The purchase price was allocated as follows:

Purchase price allocation	Fair Value

Purchase price	$700,000

Less: Net assets acquired
Net identifiable tangible assets	127,106
Net identifiable intangible assets	522,637
649,743
Goodwill	$50,257

The net identifiable intangible asset consists of two patents acquired on the acquisition that is valued at $122,717 plus a supplier relationship valued at $399,920. These intangibles assets are recorded at cost and are amortized on a straight-line basis over its estimated useful life of four years with no residual value. The Company incurred costs related to the acquisition totaling $79,069 to complete the acquisition which was recorded in the statement of loss and comprehensive loss.

On December 31, 2021, the Company had an independent impairment in value report prepared for the intangibles and goodwill. Management, based on this report, impaired the full amount of the supplier relationship of $399,920 because of a worldwide component and supply chain shortfall. Management also impaired the full value of the goodwill in the amount of $50,257.